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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                       FORM 8-K


                  Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934



                                    July 17, 1997
                   ------------------------------------------------
                   Date of Report (Date of earliest event reported)


                            U.S. OFFICE PRODUCTS COMPANY
                 ---------------------------------------------------
                 (Exact name of Registrant Specified in its Charter)


                                      Delaware
                    ----------------------------------------------
                    (State or other jurisdiction of incorporation)


                                       0-25372
                   ------------------------------------------------
                                (Commission File No.)


                                      52-1906050
                   ------------------------------------------------
                       (I.R.S. Employer Identification Number)



   1025 Thomas Jefferson Street, N.W., Suite 600 East, Washington, D.C. 20007
   --------------------------------------------------------------------------
             (Address of principal executive offices)             (Zip Code)



                                    (202) 339-6700
               ---------------------------------------------------------
                 (Registrant's telephone number, including area code)


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Item 5 -- Other Events

    U.S. Office Products Company (the "Company") filed a Current Report on Form 8-K dated April 26, 1997 which incorporated by reference from Mail Boxes Etc.'s ("MBE") Annual Report on Form 10-K for the fiscal year ended April 30, 1996 and the Quarterly Report on Form 10-Q for the interim period ended January 31, 1997 (File No. 0-14821) the financial statements of MBE as of April 30, 1996 and 1995 and for the years ended April 30, 1996, 1995 and 1994 and as of January 31, 1997 and for the nine months ended January 31, 1997 (unaudited), respectively. On July 9, 1997, MBE filed its Annual Report on Form 10-K for its fiscal year ended April 30, 1997 which includes the financial statements of MBE as of April 30, 1997 and 1996 and for the years ended April 30, 1997, 1996 and 1995. Such financial statements are incorporated by reference herein.

Item 7 -- Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

    23.1      Consent of Ernst & Young LLP

    99.1 Financial Statements of MBE as of April 30, 1997 and 1996 and for the years ended April 30, 1997, 1996 and 1995.


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                                      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            U.S. OFFICE PRODUCTS COMPANY


Dated:  July 16, 1997                       By:  /s/Mark D. Director
                                            ------------------------------
                                            Mark D. Director
                                            Chief Administrative Officer,
                                            General Counsel and Secretary




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                                    EXHIBIT INDEX



Exhibit       Description
-------       -----------

23.1          Consent of Ernst & Young LLP.

99.1 Financial Statements of Mail Boxes Etc. as of April 30, 1997 and 1996 and for the years ended April 30, 1997, 1996 and 1995.